                                                                      Exhibit 21

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                       EQUITY RESIDENTIAL PROPERTIES TRUST
                                  SUBSIDIARIES
               -----------------------------------------------------------------


               ENTITY
               -----------------------------------------------------------------
1              EQUITY RESIDENTIAL PROPERTIES TRUST (PRE WRP MERGER)
2              EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)
3              ERP OPERATING LIMITED PARTNERSHIP
4              EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
5              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
6              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P.
7              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
8              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P. II
9              EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP III
10             EVANS WITHYCOMBE MANAGEMENT INC.
11             ARTERY NORTHAMPTON LIMITED PARTNERSHIP
12             BUENA VISTA PLACE ASSOCIATES
13             Capital Realty Investors Tax Exempt Fund, L.P.
14             CAPREIT Arbor Glen L.P.
15             CAPREIT ATRIUM, L.P.
16             CAPREIT BOTANY ARMS, L.P.
17             CAPREIT BRECKENRIDGE
18             CAPREIT BURWICK FARMS, L.P.
19             CAPREIT Cedars L.P.
20             CAPREIT CHIMNEYS, L.P.
21             CAPREIT CLARION, L.P.
22             CAPREIT CONCORDE BRIDGE, L.P.
23             CAPREIT CREEKWOOD, L.P.
24             CAPREIT EASTLAND ON THE LAKE, L.P.
25             CAPREIT Farmington Gates L.P.
26             CAPREIT GARDEN LAKE, L.P.
27             CAPREIT GLENEAGLE, L.P.
28             CAPREIT GREYEAGLE, L.P.
29             CAPREIT HAMPTON ARMS, L.P.
30             CAPREIT HIDDEN OAKS, L.P.
31             CAPREIT HIGHLAND GROVE, L.P.
32             CAPREIT MARINER'S WHARF, L.P.
33             CAPREIT NORTHLAKE, L.P.
34             CAPREIT Ridgeway Commons L.P.
35             CAPREIT River Oak L.P.
36             CAPREIT SILVER SPRINGS, L.P.
37             CAPREIT SYCAMORE RIDGE, L.P.
38             CAPREIT TARMARIND AT STONEBRIDGE, L.P.
39             CAPREIT TIVOLI LAKES CLUB, L.P.
40             CAPREIT Westwood Pines L.P.
41             CAPREIT Woodcrest Villa L.P.
42             CAPREIT WOODLAND MEADOWS, L.P.
43             CARROLLWOOD LP
44             CEDAR CREST GENERAL PARTNERSHIP
45             COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
46             COUNTRY RIDGE GENERAL PARTNERSHIP
47             CRICO of  Trailway Pond II, L.P.
48             CRICO of  White Bear Woods I, L.P.
49             CRICO of Ethan's I, L.P.
50             CRICO of Ethan's II, L.P.

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                       EQUITY RESIDENTIAL PROPERTIES TRUST
                                  SUBSIDIARIES
               -----------------------------------------------------------------


               ENTITY
               -----------------------------------------------------------------
51             CRICO of Fountain Place, L.P.
52             CRICO of James Street Crossing, L.P.
53             CRICO of Ocean Walk, L.P.
54             CRICO of Regency Woods, L.P.
55             CRICO of Trailway Pond I, L.P.
56             CRICO of Valley Creek I, L.P.
57             CRICO of Valley Creek II, L.P.
58             CRICO of Woodlane Place, L.P.
59             CRICO Royal Oaks, L.P.
60             E-G-ONE ASSOCIATES
61             E-G-TWO ASSOCIATES
62             E-LODGE ASSOCIATES LIMITED PARTNERSHIP
63             EQR-740 RIVER DRIVE, LLC
64             EQR-ALDERWOOD LP
65             EQR-ARBORETUM, LLC
66             EQR-ARBORS FINANCING LIMITED PARTNERSHIP
67             EQR-ARIZONA, L.L.C.
68             EQR-ARTBHOLDER, L.L.C.
69             EQR-ARTCAPLOAN, L.L.C.
70             EQR-BELLEVUE MEADOW GP LP
71             EQR-BELLEVUE MEADOW LP
72             EQR-BOND PARTNERSHIP
73             EQR-BRAMBLEWOOD GP LP
74             EQR-BRAMBLEWOOD LP
75             EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
76             EQR-BRIARWOOD GP LP
77             EQR-BRIARWOOD LP
78             EQR-BROADWAY LP
79             EQR-BS FINANCING LIMITED PARTNERSHIP
80             EQR-CALIFORNIA, L.L.C
81             EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
82             EQR-CANTER CHASE GENERAL PARTNERSHIP
83             EQR-CEDAR POINTE GP LP
84             EQR-CEDAR POINTE LP
85             EQR-CEDAR RIDGE GP, LLC
86             EQR-CEDAR RIDGE LP
87             EQR-CHARDONNAY PARK, L.L.C.
88             EQR-CHELSEA SQUARE GP LP
89             EQR-CHELSEA SQUARE LP
90             EQR-COACHMAN TRIALS, LLC
91             EQR-CONNOR, LLC
92             EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP
93             EQR-CREEKSIDE GP LP
94             EQR-CREEKSIDE LP
95             EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
96             EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
97             EQR-DORAL FINANCING LIMITED PARTNERSHIP
98             EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
99             EQR-EOI FINANCING LIMITED PARTNERSHIP
100            EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP

               -----------------------------------------------------------------
                       EQUITY RESIDENTIAL PROPERTIES TRUST
                                  SUBSIDIARIES
               -----------------------------------------------------------------


               ENTITY
               -----------------------------------------------------------------
101            EQR-FAIRFIELD, LLC
102            EQR-FERNBROOK, LLC
103            EQR-FIELDERS CROSSING GP, LLC
104            EQR-FIELDERS CROSSING LP
105            EQR-FLATLANDS, LLC
106            EQR-GOVERNOR'S PLACE FINANCING LIMITED PARTNERSHIP
107            EQR-GRANDVIEW I GP LP
108            EQR-GRANDVIEW I LP
109            EQR-GRANDVIEW II GP LP
110            EQR-GRANDVIEW II LP
111            EQR-GREENHAVEN GP LP
112            EQR-GREENHAVEN LP
113            EQR-HIGHLINE OAKS, L.L.C.
114            EQR-IRONWOOD, L.L.C.
115            EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
116            EQR-LAKESHORE AT PRESTON LP
117            EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
118            EQR-LAKEWOOD GREENS GP, LLC
119            EQR-LAKEWOOD GREENS LP
120            EQR-LEXINGTON FARM, LLC
121            EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP
122            EQR-LINCOLN VILLAGE (CA) I LP
123            EQR-LINCOLN VILLAGE (CA) II LP
124            EQR-LODGE (OK)  GP LIMITED PARTNERSHIP
125            EQR-MARKS A, L.L.C.
126            EQR-MARKS B, L.L.C.
127            EQR-MARTINS LANDING, LLC
128            EQR-MET CA FINANCING LIMITED PARTNERSHIP
129            EQR-MET FINANCING LIMITED PARTNERSHIP
130            EQR-MISSOURI, L.L.C.
131            EQR-MOUNTAIN SHADOWS GP LP
132            EQR-MOUNTAIN SHADOWS LP
133            EQR-NORTH CREEK, LLC
134            EQR-NORTH HILL, L.L.C.
135            EQR-OLDE REDMOND GP LP
136            EQR-OLDE REDMOND LP
137            EQR-OLDE REDMOND LP LP
138            EQR-OREGON, L.L.C.
139            EQR-OVERLOOK MANOR II, LLC
140            EQR-PARK PLACE I GENERAL PARTNERSHIP
141            EQR-PARK PLACE II GENERAL PARTNERSHIP
142            EQR-PARKCREST, LLC
143            EQR-PARKSIDE LP
144            EQR-PINE MEADOWS GARDEN GENERAL PARTNERSHIP
145            EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
146            EQR-PLANTATION, L.L.C.
147            EQR-PLEASANT RIDGE LP
148            EQR-PORTLAND CENTER, LLC
149            EQR-PRESTON BEND, G.P.
150            EQR-RESERVE SQUARE LIMITED PARTNERSHIP

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                       EQUITY RESIDENTIAL PROPERTIES TRUST
                                  SUBSIDIARIES
               -----------------------------------------------------------------


               ENTITY
               -----------------------------------------------------------------
151            EQR-RIDGEMONT/MOUNTAIN BROOK, L.L.C.
152            EQR-RIVER PARK LP
153            EQR-SANDSTONE LP
154            EQR-SKYLARK, LLC
155            EQR-SMOKETREE, LLC
156            EQR-SONTERRA AT FOOTHILLS RANCH LP
157            EQR-SOUTHWOOD GP LP
158            EQR-SOUTHWOOD LP
159            EQR-SOUTHWOOD LP I LP
160            EQR-SOUTHWOOD LP II LP
161            EQR-SPINNAKER COVE, L.L.C.
162            EQR-SUMMER CREEK, LLC
163            EQR-SUMMERWOOD GP LP
164            EQR-SUMMERWOOD LP
165            EQR-SURREY DOWNS GP LP
166            EQR-SURREY DOWNS LP
167            EQR-SURREY DOWNS LP LP
168            EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
169            EQR-TANASBOURNE TERRACE FINANCING LIMITED PARTNERSHIP
170            EQR-TENNESSEE LP
171            EQR-THE LAKES AT VININGS, LLC
172            EQR-TIMBERWOOD GP LP
173            EQR-TIMBERWOOD LP
174            EQR-TOWNHOMES OF MEADOWBROOK, LLC
175            EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
176            EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
177            EQR-VILLA SERENAS GENERAL PARTNERSHIP
178            EQR-VILLAGE OAKS GENERAL PARTNERSHIP
179            EQR-VILLAS OF JOSEY RANCH GP, LLC
180            EQR-VILLAS OF JOSEY RANCH LP
181            EQR-VININGS AT ASHLEY LAKE, L.L.C.
182            EQR-VIRGINIA, L.L.C.
183            EQR-WARWICK, L.L.C.
184            EQR-WASHINGTON, L.L.C.
185            EQR-WATERFALL, L.L.C.
186            EQR-WATSON G.P.
187            EQR-WELLINGTON, L.L.C.
188            EQR-WEST COAST PORTFOLIO GP, LLC
189            EQR-WIMBLEDON OAKS LP
190            EQR-WOODLAKE GP LP
191            EQR-WOODLAKE LP
192            EQR-WOODLEAF GP LP
193            EQR-WOODLEAF LP
194            EQR-WOODRIDGE I LP
195            EQR-WOODRIDGE II LP
196            EQR-WOODRIDGE III LP
197            EQR-WOODRIDGE, LLC
198            EQR-WYNDRIDGE II, L.L.C.
199            EQR-WYNDRIDGE III, L.L.C.
200            EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP

               -----------------------------------------------------------------
                       EQUITY RESIDENTIAL PROPERTIES TRUST
                                  SUBSIDIARIES
               -----------------------------------------------------------------


               ENTITY
               -----------------------------------------------------------------
201            EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
202            EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
203            EQUITY-LODGE VENTURE LTD.
204            EQUITY-STONEBROOK VENTURE LTD.
205            ERP-SOUTHEAST PROPERTIES, LLC
206            E-STONEBROOK ASSOCIATES
207            EVANS WITHYCOMBE FINANCE, L.P.
208            EW CHANDLER, L.P.
209            FOREST PLACE ASSOCIATES
210            FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
211            FPAII, L.P.
212            Geary Courtyard Associates
213            GEORGIAN WOODS ANNEX ASSOCIATES
214            GLENLAKE CLUB L.P.
215            GREENWICH WOODS LIMITED PARTNERSHIP
216            HAMMOCKS AT LONG POINT, LLC
217            HORIZON PLACE ASSOCIATES
218            HUNTERS'S GLEN GENERAL PARTNERSHIP
219            HUNTINGTON, LLC
220            LANDON LEGACY PARTNERS LIMITED
221            LANDON PRAIRIE CREEK PARTNERS LIMITED
222            LENOX PLACE LP
223            MAGNOLIA VILLA, LLC
224            MCCASLIN HIDDEN LAKES, LTD.
225            MCCASLIN RIVERHILL, LTD.
226            MCKINLEY HILLS PARTNERS-85,
227            MERRY LAND DOWNREIT I LP
228            MERRY LAND, LLC
229            ML NORTH CAROLINA APARTMENTS LP
230            ML TENNESSEE APARTMENTS LP
231            ML TEXAS APARTMENTS LP
232            NORTHRIDGE LAKES LP
233            NRL ASSOCIATES LP
234            OAKS AT BAYMEADOWS ASSOCIATES
235            OAKS AT REGENCY ASSOCIATES
236            ROLIDO PARQUE GP
237            ROSEHILL POINTE GENERAL PARTNERSHIP
238            SARASOTA BENEVA PLACE ASSOICATES, LTD.
239            SEAGULL DRIVE JOINT VENTURE
240            SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
241            SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
242            SONGBIRD GENERAL PARTNERSHIP
243            SUMMIT PLACE, LLC
244            SUNNY OAK VILLAGE GENERAL PARTNERSHIP
245            THE CROSSINGS ASSOCIATES
246            THE GATES OF REDMOND, L.L.C.
247            THE WIMBERLY APARTMENT HOMES, LTD.
248            THIRD TOWNE CENTRE LIMITED PARTNERSHIP
249            TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
250            VININGS CLUB AT METROWEST LP

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                       EQUITY RESIDENTIAL PROPERTIES TRUST
                                  SUBSIDIARIES
               -----------------------------------------------------------------


               ENTITY
               -----------------------------------------------------------------
251            WINDSOR PLACE, LLC
252            WOOD FOREST ASSOCIATES
253            WOODCREST (AUGUSTA), LLC
254            CRP SERVICE COMPANY, LLC
255            DUXFORD, LLC
256            EQR-BENEVA PLACE, LLC
257            EQR-BROOKDALE VILLAGE, LLC
258            EQR-CHICKASAW CROSSING, LLC
259            EQR-CODELLE, LLC
260            EQR-FOREST PLACE, LLC
261            EQR-GEORGIAN WOODS, LLC
262            EQR-HORIZON PLACE, LLC
263            EQR-LEXFORD LENDER, LLC
264            EQR-MOSAIC, LLC
265            EQR-NEW ENGLAND PROGRAM, LLC
266            EQR-PINETREE/WESTBROOKE, LLC
267            EQR-S & T, LLC
268            EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
269            EQR-SCARBOROUGH SQUARE, LLC
270            EQR-TENNESSEE LOAN PORTFOLIO. LLC
271            EQR-THE WATERFORD AT DEERWOOD, LLC
272            EQR-THE WATERFORD AT ORANGE PARK, LLC
273            EQR-THE WATERFORD AT REGENCY, LLC
274            EQR-WOOD FOREST, LLC
275            GREENTREE APARTMENTS LP
276            LEXFORD GP II, LLC
277            LEXFORD PARTNERS, LLC
278            LEXFORD PROPERTIES MANAGEMENT, LLC
279            OLD REDWOODS, LLC
280            SCARBOROUGH ASSOCIATES
281            SECOND TOWNE CENTRE LP
282            THIRD GREENTREE ASSOCIATES LP
283            WOODBINE PROPERTIES

                       EQUITY RESIDENTIAL PROPERTIES TRUST
                          QUALIFIED REIT SUBSIDIARIES:

1               EQR-QRS HIGHLINE OAKS, INC
2               EQR-QRS RIDGEMONT/MOUNTAIN BROOK, INC
3               EQR-QRS SPINNAKER COVE, INC.
4               EQR-QRS WYNDRIDGE II, INC.
5               EQR-QRS WYNDRIDGE III, INC.
6               ERP-QRS ARBORS, INC.
7               ERP-QRS BRETON HAMMOCKS, INC.
8               ERP-QRS BS, INC.
9               ERP-QRS CAMELLERO, INC.
10              ERP-QRS CANTER CHASE, INC.
11              ERP-QRS CEDAR CREST, INC.
12              ERP-QRS CEDAR RIDGE, INC.
13              ERP-QRS CHAPARRAL CREEK, INC.
14              ERP-QRS CONTINENTAL VILLAS, INC.
15              ERP-QRS COUNTRY CLUB I, INC.
16              ERP-QRS COUNTRY CLUB II, INC.
17              ERP-QRS COUNTRY RIDGE, INC.
18              ERP-QRS CPRT II, INC.
19              ERP-QRS CPRT, INC.
20              ERP-QRS CREEKSIDE OAKS, INC.
21              ERP-QRS DARTMOUTH WOODS, INC.
22              ERP-QRS DORAL, INC.
23              ERP-QRS EMERALD PLACE, INC.
24              ERP-QRS EOI, INC.
25              ERP-QRS ESSEX PLACE, INC.
26              ERP-QRS FAIRFIELD, INC.
27              ERP-QRS FLATLANDS, INC.
28              ERP-QRS GEORGIAN WOODS ANNEX, INC.
29              ERP-QRS GLENLAKE CLUB, INC.
30              ERP-QRS GOVERNOR'S PLACE, INC.
31              ERP-QRS GREENWICH WOODS, INC.
32              ERP-QRS HARBOR POINTE, INC.
33              ERP-QRS HUNTER'S GLEN, INC.
34              ERP-QRS LAKEVILLE RESORT, INC.
35              ERP-QRS LAKEWOOD GREENS, INC.
36              ERP-QRS LINCOLN GREEN, INC.
37              ERP-QRS LODGE (OK), INC.
38              ERP-QRS MAGNUM, INC.
39              ERP-QRS MET CA, INC.
40              ERP-QRS MET, INC.
41              ERP-QRS NORTHAMPTON I, INC.
42              ERP-QRS PARK PLACE I, INC.
43              ERP-QRS PARK PLACE II, INC.

                       EQUITY RESIDENTIAL PROPERTIES TRUST
                          QUALIFIED REIT SUBSIDIARIES:

44              ERP-QRS PINE MEADOWS GARDEN, INC.
45              ERP-QRS PLANTATION, INC.
46              ERP-QRS PRESTON BEND, INC.
47              ERP-QRS RESERVE SQUARE, INC.
48              ERP-QRS ROLIDO PARQUE, INC.
49              ERP-QRS ROSEHILL POINTE, INC.
50              ERP-QRS SLEEPY HOLLOW, INC.
51              ERP-QRS SONGBIRD, INC.
52              ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
53              ERP-QRS STONEBROOK, INC.
54              ERP-QRS SUNNY OAK VILLAGE, INC.
55              ERP-QRS SWN LINE, INC.
56              ERP-QRS TANASBOURNE TERRACE, INC.
57              ERP-QRS TOWNE CENTRE III, INC.
58              ERP-QRS TOWNE CENTRE IV, INC.
59              ERP-QRS TRAILS AT DOMINION, INC.
60              ERP-QRS VALLEY PARK SOUTH, INC.
61              ERP-QRS VILLA SERENAS, INC.
62              ERP-QRS VILLAGE OAKS, INC.
63              ERP-QRS WATSON, INC.
64              ERP-QRS WELLINGTON HILL, INC.
65              ERP-QRS YORKTOWNE, INC.
66              EVANS WITHYCOMBE FINANCE, INC
67              MERRY LAND & INVESTMENT COMPANY, INC.
68              MERRY LAND APARTMENT COMMUNITIES, INC.
69              QRS IRONWOOD, INC.
70              QRS MARKS A, INC.
71              QRS MARKS B, INC.
72              QRS MISSOURI, INC.
73              QRS WARWICK, INC.
74              QRS-740 RIVER DRIVE, INC.
75              QRS-ARBORETUM, INC.
76              QRS-ARTBHOLDER, INC.
77              QRS-ARTCAPLOAN, INC.
78              QRS-BOND, INC.
79              QRS-CHARDONNAY PARK, INC
80              QRS-CONNOR, INC.
81              QRS-FERNBROOK, INC.
82              QRS-GATES OF REDMOND, INC
83              QRS-GREENTREE I, INC.
84              QRS-GREENTREE III, INC.
85              QRS-LLC, INC.
86              QRS-NORTH HILL, INC

                       EQUITY RESIDENTIAL PROPERTIES TRUST
                          QUALIFIED REIT SUBSIDIARIES:

87              QRS-PORTLAND CENTER, INC.
88              QRS-SCARBOROUGH, INC.
89              QRS-SMOKETREE, INC.
90              QRS-TOWERS AT PORTSIDE, INC.
91              QRS-TOWNHOMES OF MEADOWBROOK, INC.
92              QRS-VININGS AT ASHLEY LAKE, INC.
93              QRS-WATERFALL, INC.
94              QRS-WOODRIDGE, INC.
95              WADLINGTON, INC.
96              EQR-BENEVA PLACE, INC.
97              EQR-CHICKASAW CROSSING, INC.
98              EQR-FOREST PLACE, INC.
99              EQR-HORIZON PLACE, INC.
100             EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
101             EQR-THE WATERFORD AT DEERWOOD, INC.
102             EQR-THE WATERFORD AT ORANGE PARK, INC.
103             EQR-THE WATERFORD AT REGENCY, INC.
104             EQR-WOOD FOREST, INC.
105             ERP-QRS LONGFELLOW, INC.
106             ERP-QRS MANCHESTER HILL, INC.
107             ERP-QRS MARBRISA, INC.
108             ERP-QRS S&T, INC.
109             ERP-QRS TENNESSEE, INC.
110             QRS-CODELLE, INC.
111             QRS-TENNESSEE LOAN PORTFOLIO, INC.